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                                                                   Exhibit 10.20

                              Omnibus Amendment to
                              the Credit Agreements

Dated as of February 15, 2002

ABN AMRO Bank N.V.
135 South LaSalle Street
Chicago, Illinois 60603

         Reference is made to (i) that certain 3-Year Credit Agreement, as amended, dated as of October 29, 1999 (the "3-Year Agreement") and (ii) that certain 364-Day Credit Agreement, as amended, dated as of October 29, 1999 (the "364-Day Agreement" and collectively with the 3-Year Agreement, the "Credit Agreements"), among you (the "Bank") and Newport Corporation (the "Company").

         Whereas, the Company and the Bank have agreed to extend the Termination Date under the 364-Day Agreement, increase the margin on LIBOR Portions under each of the Credit Agreements and make certain other clarifying amendments to the Credit Agreements, subject to the terms and conditions hereinafter set forth;

         Now, Therefore, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

         1. General. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as respectively defined in the Credit Agreements as further amended hereby.

         2. Reference. The reference immediately following the table of contents and preceding the opening paragraph of each of the Credit Agreements to "ABN AMRO Bank N.V. Los Angeles, California" shall be amended and replaced with the reference "ABN AMRO BankN.V" therefor.

         3     Applications. Section 1.3(d) of the 3-Year Agreement shall be amended by deleting the phrase "in the form attached hereto as Exhibit E" in line four thereof and replacing such with the phrase "in a form acceptable to the Bank" therefor.

         4. Manner and Disbursement of Loans. Section 1.4 of each of the Credit Agreements shall be amended by deleting the phrase "New York, New York" in the last sentence thereof and replacing such with the phrase "Chicago, Illinois" therefor.

         5. LIBOR Portions. Section 2.1(c) of each of the Credit Agreements shall be amended by deleting the phrase "by adding 1% to the Adjusted LIBOR" in line two thereof and replacing such with the phrase "by adding 1.40% to the Adjusted LIBOR" therefor.

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         6.    Commitment Fee.  Section 3.1(a) of each of the Credit Agreements shall be amended and restated in their entirety as follows:

                       (a) Commitment Fee. For the period from and including the date hereof to but not including the Termination Date, the Company shall pay to the Bank a commitment fee at the rate of 0.325% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused portion of the Commitment. Such commitment fee shall be payable quarter-annually in arrears on the last day of each March, June, September and December in each year (commencing October 31, 1999) and on the Termination Date.

         7. Place and Application of Payments. Section 3.4 of each of the Credit Agreements shall be amended by deleting the phrase "Los Angeles, California" in line three thereof and replacing such with the phrase "Chicago, Illinois" therefor.

         8. Business Day. Section 4.1 of each of the Credit Agreements shall be amended and restating the definition of "Business Day" therein to read as follows:

                 "Business Day" means any day other than a Saturday or Sunday on which the Bank is not authorized or required to close in Los Angeles, California, New York, New York and Chicago, Illinois and, when used with respect to LIBOR Portions, a day on which the Bank is also dealing in United States Dollar deposits in the interbank market in London, England and when used with respect to any Letter of credit issued in an Alternative Currency, on which banks and foreign exchange markets are open for business in the city where issuance, or payments in respect of such Letter of Credit are being made.

         9. Termination Date of 364-Day Agreement. In Section 4.1 of the 364-Day Agreement, the definition of "Termination Date" shall be and is hereby amended and restated in its entirety as follows:

                 "Termination Date" means March 7, 2003, or such earlier date on which the Commitment is terminated in whole pursuant to Section 3.3, 8.2 or 8.3.

         10. Notices. Section 9.8 of each of the Credit Agreements shall be amended and restated in their entirety to read as follows:

                 Section 9.8. Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including cable or telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or

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                  telecopier number as such party may hereafter specify by
                  notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

                                           to the Company at:

                                           Newport Corporation
                                           1791 Deere Avenue
                                           Irvine, California 92606
                                           Attention:  Mr. William Abbott
                                           Telephone:  (949) 253-1215
                                           Telecopy:  (949) 224-0587

                                           to the Bank at:

                                           ABN AMRO Bank N.V.
                                           208 South LaSalle Street, Suite 1500
                                           Chicago, Illinois 60602
                                           Attention: Mr. Nic Blea
                                           Telephone: (312) 992-5176
                                           Telecopy: (312) 992-5111

                                           With a copy to:

                                           ABN AMRO Bank N.V.
                                           300 South Grand Avenue
                                           Suite 1115
                                           Los Angeles, California 90071-7519
                                           Attention: Ms. Mitsoo Iravani
                                           Telephone: (213) 687-2119
                                           Telecopy: (213) 687-2390

                  Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section
                  9.8 and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified in this Section 9.8 and the answer back is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in this
                  Section 9.8; provided that any notice given pursuant to
                  Section 1 or Section 2 hereof shall be effective only upon receipt.

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         11.   Payments.  Nothwithstanding anything in any Loan Document to the contrary, the Company shall make all payments to the Chicago office of ABN AMRO Bank N.V. located at 135 South LaSalle Street, Chicago, Illinois 60603.

         12. Compliance Certificate. The Compliance Certificate found in Exhibit B to each of the Credit Agreements shall each be amended and restated in their entirety by respectively replacing such with Exhibit B-1 and Exhibit B-2 attached hereto.

         13. Representations. In order to induce the Bank to execute and deliver this Amendment, the Company hereby represents to the Bank that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreements are and shall be and remain true and correct (except that the representations contained in Section 5.5 of the Credit Agreements shall be deemed to refer to the most recent financial statements of the Company delivered to the Bank) and the Company is in compliance with the terms and conditions of the Credit Agreements and no Default or Event of Default has occurred and is continuing under either of the Credit Agreements or shall result after giving effect to this Amendment.

         14. Effectiveness. This Amendment shall become effective (i) when it shall be executed by the Company and the Bank and (ii) the Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request. This Amendment may be executed in separate counterparts, all of which taken together shall constitute one and the same instrument. This agreement shall be construed and determined in accordance with the laws of the State of California. Except as herein specifically amended, the Credit Agreements shall be and remain in full force and effect and wherever reference is made in any note, document, letter or other communication to the Credit Agreements, such reference shall, without more, be deemed to refer to the Credit Agreements as amended hereby.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

                                  Newport Corporation

                                  By /s/ Robert G. Deuster
                                     -----------------------------------
                                     Name: Robert G. Deuster
                                     Title: CEO

         This Amendment is accepted and agreed to as of the date first above written.

                                  ABN AMRO BANK N.V.



                                  By /s/ Mitsoo Iravani
                                     -----------------------------------
                                     Name: Mitsoo Iravani
                                     Title: Vice President

                                  By /s/ John A. Miller
                                     -----------------------------------
                                     Name: John A. Miller
                                     Title: Senior Vice President

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